                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 31, 2002

                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                     001-15627            042451506
------------------------------       -----------       -------------------
(STATE OR OTHER JURISDICTION OF      (COMMISSION         (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)         FILE NO.)        IDENTIFICATION NO.)

13980 JANE STREET, KING CITY, ONTARIO, CANADA               L7B 1A3
----------------------------------------------             ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                                 (905) 833-3838
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                        IF CHANGED SINCE LAST REPORT)

Item 2.  Acquisition or Disposition of Assets

This Item 2 is the second amendment to Form 8-K filed on January 8, 2003.

On December 31, 2002, Pivotal Self-Service Technologies, Inc. (the "Company"), through a newly incorporated wholly owned subsidiary named Prime Battery Products Limited ("Prime Battery"), entered into an Asset Purchase Agreement (the "Agreement") with DCS Battery Sales Ltd. ("DCS Battery") to acquire certain assets comprising the battery business of DCS Battery (the "Battery Business").

Management believes that this transaction represents the acquisition of a business and has appended to this Form 8-K/A exhibits containing historical audited financial statement information reflecting the Battery Business prior to the acquisition.

The Battery Business was started by David C. Simmonds effectively on January 1, 2002. The Battery Business was operated through various legal entities; Decade Battery Ltd., DCS Battery Sales Ltd. and DCS Electronics Limited.

Under Regulation S-X, full financial statements for an acquired business are required. In the case of the Battery Business this includes Decade Battery Ltd., DCS Battery Sales Ltd., DCS Electronics Limited and Prime Battery Products Limited. Full financial statements are included herein for each of these entities with the exception of DCS Electronics Limited which also sells non-battery products. Financial information has been provided for Decade Battery Ltd., DCS Battery Sales Ltd., and DCS Electronics Limited for the period January 1, 2002, when the Battery Business was started, until October 31, 2002 the point in time the Battery Business began to operate through Prime Battery Products Limited until December 31, 2002. Because DCS Electronics Limited is in the business of selling other products the Company has not included the full financial statements of DCS Electronics Limited but has prepared a statement of battery operations representing the revenues and direct expenses for the Battery Business conducted through DCS Electronics Limited and includes all revenues related to the Battery Business and all related costs of sales and other selling, general and administrative costs associated with producing the revenues. Costs not directly related to the Battery Business have been excluded. The Company believes that inclusion of full financial statements of DCS Electronics Limited is impractical and would result in the dissemination of misleading information primarily due to the overstatement of revenue if non-battery product sales were included.

The following exhibits contain historical audited financial statements as follows:

     Exhibit 7.1 Audited financial statements of Decade Battery Sales Limited as at October 31, 2002,

     Exhibit 7.2 Audited financial statements of DCS Battery Sales Ltd. as at October 31, 2002,

     Exhibit 7.3 Audited statement of battery operations of DCS Electronics Limited for the period January 1, 2002 to October 31, 2002,

     Exhibit 7.4 Audited financial statements of Prime Battery Products Limited as at December 31, 2002,

     Exhibit 7.5 Combined Statement of Operations of Decade Battery Sales Limited, DCS Battery Sales Ltd., DCS Electronics Limited and Prime Battery Products Limited for the year ended December 31, 2002.

In addition, the Company has included pro-forma balance sheet and pro-forma statement of operations information which is included as Exhibit 7.6 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired.

               The financial statements for the Acquired Businesses required by
               Item 7(a) are filed as exhibits to this Form 8-K/A.

     (b)  Pro Forma Financial Information.

               Pro forma financial information required pursuant to Article 11 of Regulation S-X with respect to the Acquired Businesses is filed as an exhibit to this Form 8-K/A.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 13, 2004

                                        PIVOTAL SELF SERVICE TECHNOLOGIES, INC.

                                        By /s/ Gary Hokkanen
                                           -----------------------
                                           Gary N. Hokkanen
                                           Chief Financial Officer

                                      INDEX

Exhibit No.    Description
-----------    -----------
Exhibit 7.1    Audited financial statements of Decade Battery Ltd. as at
               October 31, 2002,

Exhibit 7.2    Audited financial statements of DCS Battery Sales Ltd. as at
               October 31, 2002,

Exhibit 7.3    Audited Statement of Battery Operations of DCS Electronics
               Limited for the period January 1, 2002 to October 31, 2002,

Exhibit 7.4 Audited Financial Statements of Prime Battery Products Limited as at December 31, 2002,

Exhibit 7.5    Combined Statement of Battery Operations for the period
               January 1, 2002 to December 31, 2002,

Exhibit 7.6    Pro-forma financial information for the years ended
               December 31, 2001 and 2002.